Edwards Lifesciences Corporation One Edwards Way · Irvine, CA USA · 92614 Phone: 949.250.2500 · Fax: 949.250.2525 www.edwards.com

FOR IMMEDIATE RELEASE

Media Contact:  Amy Hytowitz, 949-250-5070
Investor Contact:  Mark Wilterding, 949-250-6826

EDWARDS LIFESCIENCES OUTLINES GROWTH STRATEGY
AT ANNUAL INVESTOR CONFERENCE

IRVINE, Calif., Dec. 7, 2023 – Edwards Lifesciences Corporation (NYSE: EW) will discuss the company’s sharpened focus and strategy for longer-term growth, provide an update on its technology pipeline and share financial guidance1 today during its annual investor conference.
Highlights of today’s conference include:
•Expecting early completion of enrollment in PROGRESS, studying moderate AS patients, in early 2024
•Expecting data from EARLY TAVR, studying severe asymptomatic AS patients, at TCT 2024
•Commercializing EVOQUE tricuspid valve in Europe; expecting U.S. approval mid-2024
•Expecting CE Mark for SAPIEN M3 by the end of 2025
•Reaffirming 2023 financial guidance
•Projecting 2024 global sales of $6.3 - $6.6 billion; constant currency growth of 8% - 10%
•Estimating 2024 adjusted earnings per share of $2.70 - $2.80
•Projecting 2024 TAVR sales of $4.0 - $4.3 billion; constant currency growth of 8% - 10%
•Projecting 2024 TMTT sales of $280 - $320 million
•Announcing intent to spin-off Critical Care at the end of 2024

“We expect our sharpened focus in structural heart to drive sustainable growth in the years to come as we embark on a new era of innovation to address large unmet patient needs,” said Bernard Zovighian, Edwards’ CEO. “I’m pleased with our performance in 2023 as we have reinforced our TAVR leadership position with new clinical evidence and reached an inflection point with new approved mitral and tricuspid technologies. In 2024, we are projecting strong sales growth and look forward to launching breakthrough technologies and progressing on multiple important clinical trials.”

Among the topics being discussed at today’s conference are:
Transcatheter Aortic Valve Replacement (TAVR) – After more than 20 years of rigorous clinical experience and over 1 million patients treated, Edwards’ TAVR is positioned for strong sustainable growth as many patients remain undiagnosed and untreated. Edwards is confident that the future of TAVR remains strong driven by greater awareness, patient activation, advances in new technologies such as RESILIA, as well as indication expansion and increased global adoption. Upcoming milestones include:
•PROGRESS, a pivotal trial studying the treatment of moderate aortic stenosis patients, expected to complete enrollment in early 2024
•Data from EARLY TAVR, a pivotal trial studying the treatment of patients with severe aortic stenosis without symptoms, expected to be presented at the TCT Conference in 2024
•Strong global adoption of SAPIEN 3 Ultra RESILIA; expected CE Mark approval in early 2024
•Continuing to enroll in ALLIANCE, a pivotal trial studying the next-generation SAPIEN X4

Transcatheter Mitral and Tricuspid Therapies (TMTT) – Edwards’ remains focused on transforming treatment for the millions of patients suffering from mitral and tricuspid valve diseases. To achieve this, the company is focused on commercializing a portfolio of differentiated therapies, while committed to its strategy of breakthrough innovation, positive clinical trial results to support approvals and adoption, and favorable real-world clinical outcomes. Continued progress across these areas will result in more patients diagnosed and treated with Edwards’ repair and replacement technologies, and a significant long-term growth opportunity. Upcoming milestones include:
•European commercialization of the EVOQUE tricuspid valve; expected U.S. approval mid-2024
•CE Mark for SAPIEN M3 is expected by the end of 2025
•Continued U.S. and European expansion of PASCAL Precision; initiating Japan launch
•Completion of enrollment in CLASP IITR, a pivotal trial studying PASCAL for tricuspid patients

Surgical Structural Heart – Edwards remains committed to advancing its leadership in surgical structural heart therapies. The company is focused on identifying and solving critical unmet needs in cardiac surgery to help patients live longer, healthier and more active lives. In 2024, Edwards will continue to drive adoption of its flagship surgical aortic heart valve, INSPIRIS RESILIA, which is creating the new standard of tissue durability. Also in 2024, Edwards expects to accelerate its surgical mitral leadership with the global commercialization of its MITRIS RESILIA valve.
Critical Care – During 2024, Edwards plans to support the growth and leadership of innovations in advanced patient monitoring, with the goal of improving the quality of care for millions of patients annually. Critical Care is currently integrating a full range of Smart monitoring technologies onto the seventh generation of its HemoSphere platform creating a unique offering of enhanced recovery tools.

Strategic Spin-off of Critical Care
Edwards intends to complete a tax-free spin-off of Critical Care at the end of 2024. The planned separation will enable sharpened focus as Edwards pursues expanded opportunities for TAVR, TMTT and Surgical patients, as well as new investments in interventional heart failure technologies.
“We are proud of the Critical Care team, its rich legacy of pioneering innovation and the contributions they have made to our company, and we look forward to an even stronger future for Critical Care,” said Zovighian.
The spin-off will enable Critical Care to have increased focus and flexibility to build upon its global leadership position in advanced patient monitoring, transforming care through AI-enabled smart monitoring solutions while expanding its reach to millions of patients around the world. Katie Szyman, Corporate Vice President of Critical Care since 2015, will be Chief Executive Officer of the new company upon completion of the transaction. More information regarding the planned spin-off will be provided during the course of 2024, and the company is planning a mid-year SEC Form 10 submission.

2023 Outlook
During the conference, Edwards’ management will reaffirm the company’s 2023 financial guidance and provide guidance for 2024.

	December 2022 Guidance	October 2023 Guidance Unchanged
Sales	$5.6 - $6.0 billion	$5.9 - $6.1 billion
TAVR	$3.6 - $4.0 billion	$3.85 - $4.0 billion
TMTT	$160 - $200 million	$180 - $200 million
Surgical Structural Heart	$870 - $970 million	$960 million - $1.0 billion
Critical Care	$840 - $940 million	$870 - $940 million
FX Impact on Sales	~$100 million unfavorable	~$40 million unfavorable
Adjusted EPS	$2.45 - $2.60	$2.47 - $2.53

2024 Guidance

	Amount (at current rates)	Constant Currency Growth Rate
Sales	$6.3 - $6.6 billion	8% - 10%
TAVR	$4.0 - $4.3 billion	8% - 10%
TMTT	$280 - $320 million	--
Surgical Structural Heart	$1.0 - $1.1 billion	Mid-single digits
Critical Care	$900 million - $1.0 billion	Mid-single digits
FX Impact on Sales	~$50 million unfavorable	~1.0pp downside to reported growth
Adjusted Gross Profit Margin	76% - 78%	--
SG&A as a % of Sales	29% - 30%	--
R&D as a % of Sales	17% - 18%	--
Adjusted Operating Margin	29% - 30%	--
Tax Rate	14% - 17%	--
Adjusted EPS	$2.70 - $2.80	9% - 11%
Free Cash Flow	$1.1 - $1.4 billion	--
Diluted Shares Outstanding	600 - 610 million	--
Edwards announced today that the Board of Directors approved $1 billion of additional share repurchase authorization. This is consistent with past practice of the Board of Directors authorizing additional amounts under the share repurchase program when prior authorizations near completion.

In addition to Bernard Zovighian, other members of Edwards’ management team presenting include:
Larry Wood, Corporate Vice President and Group President, Transcatheter Aortic Valve Replacement and Surgical Structural Heart
Daveen Chopra, Corporate Vice President, Transcatheter Mitral and Tricuspid Therapies
Wayne Markowitz, General Manager and Senior Vice President, Surgical Structural Heart
Katie Szyman, Corporate Vice President, Critical Care
Scott Ullem, Corporate Vice President, Chief Financial Officer
Clinical perspectives will also be provided by the following:
TAVR
Sam Dawkins, MBBS, DPhil, Interventional Cardiology, John Radcliffe Hospital – Oxford, U.K.
Martin Leon, MD, Interventional Cardiology, Columbia Medical Center – New York, N.Y.
Curtiss Stinis, MD, Interventional Cardiology, Scripps Health – San Diego, Calif.
Vinod Thourani, MD, Cardiac Surgery, Piedmont Heart Institute – Atlanta, Ga.
TMTT
Stephen Cohen, MD, Interventional Cardiology, NYU Langone Health – New York, N.Y.
Susheel Kodali, MD, Interventional Cardiology, Columbia Medical Center – New York, N.Y.
Azeem Latib, MD, Interventional Cardiology, Montefiore Health System – New York, N.Y.
Raj Makkar, MD, Interventional Cardiology, Smidt Heart Institute – Los Angeles, Calif.
Surgical Structural Heart
Pavan Atluri, MD, Cardiac Surgery, Hospital of the University of Pennsylvania – Philadelphia, Pa.
Joseph Bavaria, MD, Cardiac Surgery, Hospital of the University of Pennsylvania – Philadelphia, Pa.
Michael Borger, MD, Cardiac Surgery, Leipzig Heart Center – Leipzig, Germany
Mario Castillo-Sang, MD, Cardiothoracic Surgeon, St. Elizabeth Edgewood Hospital – Edgewood, Ky.
Ralph Damiano Jr., MD, Cardiac Surgery, Barnes-Jewish Hospital – St. Louis, Mo.
Michael Mack, MD, Cardiac Surgery, Baylor Scott & White Health – Plano, Texas.
Vinod Thourani, MD, Cardiac Surgery, Piedmont Heart Institute – Atlanta, Ga.
Critical Care
Maxime Cannesson MD, PhD, Anesthesiologist, UCLA Health – Los Angeles, Calif.
Desiree Chappel, CRNA, Vice President of Clinical Quality, NorthStar Anesthesia - Louisville, Ky.
Steve Garvin, CRNA, Director of Clinical Quality, NorthStar Anesthesia – Louisville, Ky.

“It is an exciting day for Edwards as we share our vision for 2024 and beyond, and how our talented team and expanded opportunities will enable us to help even more patients in the future,” said Zovighian. “We are confident in Edwards’ continued momentum, driven by new indications, new technologies and new adjacencies for structural heart disease patients.”

Conference Call and Webcast Information

The Edwards Lifesciences 2023 investor conference can be accessed via live webcast at ir.edwards.com beginning at 8:30 a.m. Pacific Time today. The presentations will be available on the Edwards website. The webcast will be archived on the “Investor Relations” section of the Edwards website at ir.edwards.com or www.edwards.com.

About Edwards Lifesciences

Edwards Lifesciences is the global leader of patient-focused innovations for structural heart disease and critical care monitoring. We are driven by a passion for patients, dedicated to improving and enhancing lives through partnerships with clinicians and stakeholders across the global healthcare landscape. For more information, visit Edwards.com and follow us on Facebook, Instagram, LinkedIn, Twitter and YouTube.

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements can sometimes be identified by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “plan,” “project,” “estimate,” “potential,” “predict,” "early clinician feedback," “expect,” “intend,” “guidance,” “outlook,” “optimistic,” “aspire,” “confident” or other forms of these words or similar expressions and include, but are not limited to, statements made by Mr. Zovighian, statements in the highlights of today’s conference section, full year 2023 financial guidance and financial guidance for 2024, statements regarding the company’s global market opportunity, statements regarding 2024 milestones, statements regarding the RESILIA tissue technology, and the global adoption of TAVR, the compounded annual growth rate, statements regarding transforming patient treatment, approvals, pivotal trials, clinical outcomes and adoption, and statements regarding, or relating to, the intention to spin-off the Critical Care product group at the end of 2024 and statements regarding the filing of a related Form 10 with the SEC in mid-year 2024. No inferences or assumptions should be made from statements of past performance, efforts, or results which may not be indicative of future performance or results. Forward-looking statements are based on estimates and assumptions made by management of the company and are believed to be reasonable, though they are inherently uncertain, difficult to predict, may be outside of the company’s control and may be subject to the satisfaction of certain customary conditions. The company's forward-looking statements speak only as of the date on which they are made and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. If the company does update or correct one or more of these statements, investors and others should not conclude that the company will make additional updates or corrections.

Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements.  Factors that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements include risk and uncertainties associated with clinical trial or commercial results or new product approvals and therapy adoption; unpredictability of product launches; competitive dynamics; changes to reimbursement for the company's products; the company’s success in developing new products and avoiding manufacturing and quality issues; labor and employment markets; the impact of currency exchange rates; the timing or results of R&D and clinical trials; unanticipated actions by the U.S. Food and Drug Administration and other regulatory agencies; unexpected litigation impacts or expenses; and other risks detailed in the company's filings with the Securities and Exchange Commission (SEC). These filings, along with important safety information about our products, may be found at edwards.com.

Edwards, Edwards Lifesciences, the stylized E logo, ALLIANCE, CLASP, EARLY TAVR, EVOQUE, ENCIRCLE, HemoSphere, INSPIRIS, INSPIRIS RESILIA, MITRIS, MITRIS RESILIA, PASCAL, PASCAL Precision, PROGRESS, RESILIA, SAPIEN, SAPIEN M3, SAPIEN X4, SAPIEN 3, SAPIEN 3 Ultra and SAPIEN 3 Ultra RESILIA are trademarks of Edwards Lifesciences Corporation or its affiliates. All other trademarks are the property of their respective owners.

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[1] Guidance for underlying sales growth and adjusted earnings per share are provided on a non-GAAP basis, adjusted for special items described below, due to the inherent difficulty in forecasting such items without unreasonable efforts. The Company is not able to provide a reconciliation of these non-GAAP guidance to comparable GAAP measures due to the unknown effect, timing and potential significance of special charges or gains, and management’s inability to forecast charges associated with future transactions and initiatives.

To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company uses non-GAAP financial measures. Management makes adjustments to the GAAP measures for items (both charges and gains) that (a) do not reflect the core operational activities of the Company, (b) are commonly adjusted within the Company’s industry to enhance comparability of the Company’s financial results with those of its peer group, or (c) are inconsistent in amount or frequency between periods (albeit such items are monitored and controlled with equal diligence relative to core operations).

The Company uses the term “underlying” or “organic” growth rate when referring to non-GAAP sales information as adjusted for items referenced in (a) – (c) above, which in the future may exclude, as applicable, items such as foreign exchange rate fluctuations, sales return reserves associated with product upgrades, and proforma sales results of business acquisitions and divestitures. The Company uses the term “adjusted earnings per share” which may in the future also exclude intellectual property litigation income and expenses, amortization of intangible assets, fair value adjustments to contingent consideration liabilities arising from acquisitions, impairments of long-lived assets, the purchase of intellectual property, realignment expenses, and the impact from implementation of tax law changes and settlements.

“Free cash flow” is defined as cash flows from operating activities less capital expenditures.